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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                               DAIMLERCHRYSLER AG
                           AS SUCCESSOR CORPORATION TO
                         DAIMLER-BENZ AKTIENGESELLSCHAFT
              (Exact name of registrant as specified in its charter)

                           DAIMLERCHRYSLER CORPORATION
                (Translation of Registrant's name into English)

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    FEDERAL REPUBLIC OF GERMANY                          98-0190736
   (State or other jurisdiction                       (I.R.S. Employer
 of incorporation or organization)                   Identification No.)

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                               EPPLESTRASSE 225
                                 70567 STUTTGART
                                     GERMANY
                   (Address of principal executive offices)

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        Securities to be registered pursuant to Section 12(b) of the Act:


      Title of each class                  Name of each exchange on which
      to be so registered                  each class is to be registered

 ORDINARY SHARES, NO PAR VALUE             NEW YORK STOCK EXCHANGE
                                           PACIFIC EXCHANGE STOCK AND OPTIONS
                                           CHICAGO STOCK EXCHANGE
                                           PHILADELPHIA STOCK EXCHANGE


 If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
 Instruction A.(c), check the following box    [   ]


 If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
 Instruction A.(d), check the following box      [   ]

 Securities Act registration statement file number to which this form relates: 333-60767 (if applicable)


        Securities to be registered pursuant to Section 12(g) of the Act:

                                      None


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 ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

      The information set forth under the caption "Description of DaimlerChrysler Ordinary Shares" contained in DaimlerChrysler AG's Registration Statement on Form F-4 (Registration No. 333-60767), originally filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended on August 6, 1998 by Amendment No. 1 and on October 16, 1998 by Amendment No. 2 is incorporated herein by reference.


 ITEM 2.  EXHIBITS.

 1.1 Specimen Certificate of DaimlerChrysler Ordinary Shares (incorporated by reference to Exhibit 4.1 to DaimlerChrysler AG's Registration Statement on Form F-4 (Registration No. 333-60767)).

 2.1  English Translation of Memorandum and Articles of Association
      (Satzung) of DaimlerChrysler AG (incorporated by reference to Exhibit 3.1 to DaimlerChrysler AG's Registration Statement on Form F-4 (Registration No. 333-60767)).



                                 SIGNATURES

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, on this 20th day of October, 1998.


                                    DAIMLERCHRYSLER AG


                                    By:  /s/ Dr. Thomas Sonnenberg
                                        --------------------------------
                                        Name:  Dr. Thomas Sonnenberg
                                        Title: Member of the Management
                                               Board